Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 29, 2018 (this “Agreement”) is entered into among OWENS & MINOR DISTRIBUTION, INC., a Virginia corporation (“Distribution”), OWENS & MINOR MEDICAL, INC., a Virginia corporation (“Medical”), BARISTA ACQUISITION I, LLC, a Virginia limited liability company (“Barista I”), BARISTA ACQUISITION II, LLC, a Virginia limited liability company (“Barista II”; Barista II, together with Distribution, Medical and Barista I, each a “Borrower” and collectively the “Borrowers”), OWENS & MINOR, INC., a Virginia corporation (the “Parent”), the other Guarantors party hereto, the Banks party hereto and WELLS FARGO BANK, N.A., as administrative agent for the Banks (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Banks and the Administrative Agent have entered into that certain Credit Agreement dated as of July 27, 2017 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Banks amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments.

(a)    The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Consolidated EBITDA” means, for any period, in each case for the members of the Consolidated Group on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following, without duplication, to the extent deducted in calculating such Consolidated Net Income (other than amounts specifically excluded from Consolidated Net Income under clauses (a) through (c) of the definition of Consolidated Net Income): (i) Consolidated Interest Expense for such period; (ii) taxes paid for such period; (iii) depreciation and amortization for such period; (iv) all extraordinary or other non-recurring expenses and charges for such period which do not represent a cash item in such period (including but not limited to items defined under GAAP such as losses on asset disposals, impairment losses on long-lived assets, exit and restructuring costs and goodwill impairment losses); provided, that, any expenses or charges incurred in such period, during the fiscal years of the Parent ending December 31, 2017 and December 31, 2018, in connection with the Rapid Business Transformation and Client Engagement Centers reorganization and transformation shall not be added back to Consolidated EBITDA pursuant to this clause (a)(iv) (it being understood and agreed that such expenses and charges may be added back pursuant to clause (a)(viii) below to the extent permitted pursuant to clause (a)(viii) below); (v) expenses incurred in such period in connection with the issuance of stock options as compensation to employees and/or management of any member of the Consolidated Group; (vi) any costs and expenses incurred in such period in connection with any Investment permitted pursuant to this Credit Agreement, any Acquisition permitted pursuant to this Credit Agreement, any Asset Disposition permitted pursuant to this Credit Agreement, any equity issuance permitted pursuant to this Credit Agreement or any incurrence, payment, prepayment, refinancing or redemption of Indebtedness permitted pursuant to this Credit Agreement (including fees and expenses related to the Loans and LOC Obligations, and any amendments, supplements and modifications thereof), including the amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, in each case, whether or not consummated; (vii) implementation costs incurred in such period that are associated with Software as a Service (SaaS) as part of the adoption of ASU 2015-05; and (viii) all expenses and charges incurred in such period, during the fiscal years of the Parent ending December 31, 2017 and December 31, 2018, in connection with the Rapid Business Transformation and Client Engagement Centers reorganization and transformation; provided, that, the aggregate amount of such expenses and charges added back to Consolidated EBITDA pursuant to this clause (a)(viii) shall not exceed $35,200,000 during the term of this Credit Agreement; minus (b) the following, without duplication, to the extent included in calculating such Consolidated Net Income: (i) all extraordinary or other non-recurring, non-cash items increasing such Consolidated Net Income for such period; and (ii) any cash payments made during such period in respect of items described in clause (a)(iv) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were incurred. Notwithstanding the above, the adjustments in clauses (a)(iv) and (b) shall be limited to those amounts that are separately disclosed by the Parent in its Forms 10-K or 10-Q filed with the Securities and Exchange Commission.

(b)    The definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (q) thereof, (b) deleting the “.” at the end of clause (r) thereof and replacing it with “; and” and (c) adding the following new clause (s) immediately after clause (r) thereof:

(s)    Liens on the cash proceeds (and the related escrow account, and any money market funds or securities in which such cash proceeds are temporarily invested during the applicable escrow period) of any issuance of Indebtedness permitted pursuant to Section 8.1 in connection with the cash proceeds of such Indebtedness being placed into (and pending the release from) escrow.

(c)    Section 8.1(h) of the Credit Agreement is hereby amended to read as follows:

(h)    (i) unsecured Funded Debt under the Senior Notes, and (ii) other Funded Debt of the members of the Consolidated Group that is unsecured (other than by Liens permitted pursuant to clause (s) of the definition of “Permitted Liens”); provided that the Borrowers shall be in compliance with the financial covenants in Section 7.10 on a Pro Forma Basis after giving effect to the incurrence of such other unsecured Funded Debt;

(d)    Section 8.11 of the Credit Agreement is hereby amended to read as follows:

8.11    Subsidiary Dividends.

The Credit Parties will not permit any member of the Consolidated Group to enter into, assume or otherwise become subject to, or permit any of their respective Subsidiaries (other than a Securitization Subsidiary pursuant to a Qualified Securitization Transaction permitted hereunder) to enter into, assume or otherwise become subject to,

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any agreement prohibiting or otherwise restricting the payment of dividends by any of the Parent’s Subsidiaries (other than a Securitization Subsidiary pursuant to a Qualified Securitization Transaction permitted hereunder) to the Parent or any other member of the Consolidated Group.

2.    Condition Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrowers, the Guarantors, the Required Banks and the Administrative Agent.

3.    Expenses. The Credit Parties agree to reimburse the Administrative Agent for all reasonable documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable documented fees and expenses of Moore & Van Allen PLLC.

4.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Credit Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents.

(c)    Each Credit Party hereby represents and warrants as follows: (i) such Credit Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by such Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally or by general equitable principles; and (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Credit Party of this Agreement (or, if required, such consent, approval and authorization has been obtained).

(d)    The Credit Parties represent and warrant to the Banks that, after giving effect to this Agreement, (i) the representations and warranties made by the Credit Parties in the Credit Agreement and in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof as if made on and as of such date (except (A) for those which expressly relate to an earlier date, in which case they were true and correct as of such earlier date, and (B) to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty is true and correct in all respects), and (ii) no Default or Event of Default has occurred and is continuing.

(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

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(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages to Follow]

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:	OWENS & MINOR DISTRIBUTION, INC.,
a Virginia corporation

	By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	SVP, General Counsel & Corporate Secretary, Director

OWENS & MINOR MEDICAL, INC.,
a Virginia corporation

	By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	SVP, General Counsel & Corporate Secretary, Director

BARISTA ACQUISITION I, LLC,
a Virginia limited liability company

	By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	SVP, General Counsel & Corporate Secretary

BARISTA ACQUISITION II, LLC,
a Virginia limited liability company

	By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	SVP, General Counsel & Corporate Secretary

GUARANTORS:	OWENS & MINOR, INC.,
a Virginia corporation

	By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	EVP, General Counsel, Corporate Secretary & Communications

O&M HALYARD, INC.,
a Virginia corporation

	By:	/s/ Nicholas J. Pace
	Name:	Nicholas J. Pace
	Title:	SVP, General Counsel & Corporate Secretary, Director

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N.A.,
in its capacity as Administrative Agent

	By:	/s/ Andrea S Chen
	Name:	Andrea S Chen
	Title:	Managing Director

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

BANKS:	WELLS FARGO BANK, N.A.,
in its capacity as a Bank, Issuing Bank and the Swingline Bank

	By:	/s/ Andrea S Chen
	Name:	Andrea S Chen
	Title:	Managing Director

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

BANK OF AMERICA, N.A., in its capacity as a Bank and an Issuing Bank

By:	/s/ Darren Merten
Name:	Darren Merten
Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

JPMORGAN CHASE BANK, N.A., in its capacity as a Bank and an Issuing Bank

By:	/s/ Joon Hur
Name:	Joon Hur
Title:	Executive Director

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

SUNTRUST BANK, in its capacity as a Bank

By:	/s/ Philip VanFossan
Name:	Philip VanFossan
Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

PNC BANK, NATIONAL ASSOCIATION, in its capacity as a Bank

By:	/s/ Carolyn L. West
Name:	Carolyn L. West
Title:	Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

US BANK NATIONAL ASSOCIATION, in its capacity as a Bank

By:	/s/ Joseph M. Schnorr
Name:	Joseph M. Schnorr
Title:	Senior Vice Present

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., in its capacity as a Bank

By:	/s/ Kevin Wood
Name:	Kevin Wood
Title:	Director

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

BRANCH BANKING & TRUST COMPANY, in its capacity as a Bank

By:	/s/ J. Carlos Navarrete
Name:	J. Carlos Navarrete
Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

CITIBANK, N.A., in its capacity as a Bank

By:	/s/ Eugene Yermash
Name:	Eugene Yermash
Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.

HSBC BANK USA, NATIONAL ASSOCIATION, in its capacity as a Bank

By:	/s/ Matthew Brannon
Name:	Matthew Brannon
Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

OWENS & MINOR, INC.